Exhibit 10.1

4th AMENDMENT to CORREX SERVICES AGREEMENT

BY and BETWEEN TRX EUROPE LTD. and

HOGG ROBINSON PLC

This amendment (the “4th Amendment”), effective as of this 1st day of May, 2012 (“4th Amendment Effective Date”), shall serve to amend the CORREX Services Agreement between TRX Europe Ltd. (“TRX”) and Hogg Robinson Plc. (“User”) dated 1 April 2006, as amended 1 January 2009, 19 May 2011, and 28 November 2011, (the “Agreement”).

WITNESSETH

WHEREAS, TRX and User entered into that certain Agreement, pursuant to which TRX agreed to provide certain CORREX Services to (amongst others) User and Affiliates; and

WHEREAS, TRX and User desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions hereinafter set forth, TRX and User hereby amend the Agreement as follows:

1.	As of the 4th Amendment Effective Date, Exhibit B of the Agreement is amended by replacing the “Fee *” for “CORREX *” row in the table with the following:

“CORREX *	Amount
*	*”

Except as heretofore and herein specifically amended, the Agreement shall remain and continue in full force and effect.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties hereto have made and entered in this 4th Amendment as of the 4th Amendment Effective Date.

TRX EUROPE, LTD.		HOGG ROBINSON PLC

Signed:	/s/ David D. Cathcart	Signed:	/s/ Bill Brindle

Name:	David D. Cathcart	Name:	Bill Brindle

Title:	Director	Title:	Group Distribution & Technology Director

Date:	5 July 2012	Date:	12 June 2012

* CONFIDENTIAL TREATMENT REQUESTED